LEASE


                  THIS LEASE is made and entered into on the 19th day of May, 1998 between JACKLIN LAND COMPANY LIMITED PARTNERSHIP, an Idaho limited partnership (hereinafter called "Landlord"), and LIFESTREAM DIAGNOSTICS, INC. (hereinafter called "Tenant").
                  A.        DEMISE.
                           Landlord hereby leases, demises and lets to Tenant, and Tenant hereby leases, hires and takes from Landlord those certain premises (hereinafter called "Premises"), identified as a portion of a building located in Kootenai County, Idaho legally described in Exhibit "A," outlined in red on the site plan marked Exhibit "B," comprising approximately 6,430 square feet (hereinafter called Tenant's "gross leaseable area").
                  B.        TERMS, COVENANTS AND CONDITIONS.
                           The parties agree that this Lease is made upon the following terms, covenants and conditions:
                           Article 1. Term. The term of this Lease shall commence upon the 1st day of June, 1998, and shall terminate at midnight on the 31st day of May, 2003.
                           Article 2. Base Rent.
                           For the term of this Lease, Tenant agrees to pay Landlord as base rent for the Premises the sum of $5,015 per month subject to adjustment as hereinafter provided. Said base rent shall be paid in advance on the first day of each and every calendar month during said term, except that the first month's rent shall be paid upon the execution hereof. (In the event the term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for the first and last months of the lease term shall be prorated in the proportion that the number of days this Lease is in effect during such months bears to 30, and such rental shall be paid at the commencement of such months.)
                           In addition to said base rent, Tenant agrees to pay the amount of the rental adjustments as and when hereinafter provided in this Lease. Said rental, including base rent, additional rent and all other sums payable to Landlord under this Lease shall be paid to Landlord without deduction or offset at the address set forth at the end of this Lease or at such other place as Landlord may, from time to time, designate in writing.
                           2.2 The base rent payable hereunder shall be increased twelve (12) months after the commencement date hereof, and every twelve (12) months thereafter during the term hereof, including any renewal or extension period in an amount equal to the greater of five percent (5%) over the base rent charged for the immediately preceding 12-month period or an amount equal to the percentage increase during the preceding 12-month period in the "U.S. Bureau of Labor Statistics Consumer Price Index for Urban Wage Earners and Clerical Workers, Seattle Area (1967 = 100), All Items."
                            Article 3. Security Deposit.
                         3.1 Upon execution of this Lease, Tenant has delivered to Landlord the sum of $5,015 as security for the faithful performance by Tenant of all of the obligations of this Lease to be kept and performed by Tenant.

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                        3.2 If Tenant defaults with respect to any provision of
        this Lease, or should Landlord make any payment on behalf of Tenant, Landlord may (but shall not be required to) use, apply or retain all or any part of said deposit in the amount of said default or payment. If any portion of said deposit is so paid or retained, Tenant shall forthwith upon Landlord's demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to its original sum. Tenant's failure to do so shall constitute a material breach of this Lease.
                        3.3 Landlord shall not be required to keep said deposit separate from its general funds and Tenant shall not be entitled to interest on any sums deposited. Upon full and faithful performance of all of Tenant's obligations under this Lease, said deposit or its then-remaining balance shall be refunded to Tenant within thirty (30) business days after the termination of this Lease.
                        3.4 If for any reason this Lease is terminated prior to the commencement of the term (other than for non-performance of Landlord), in addition to any other rights Landlord may have, Landlord shall have the right to retain the security deposit.
                        Article 4. Use of Premises.
                        4.1 The Premises shall be used and occupied only for the conduct of distribution and manufacturing of cholesteron devices and activities incident thereto and for no other purpose without the prior written consent of Landlord.
                        4.2 Tenant shall not do or permit to be done in or about the Premises anything which is illegal or unlawful or which is of a hazardous or dangerous nature; or which causes undue noise or vibration; or which will increase the rate or cause the cancellation of any insurance on the building of which the Premises are a part.
                        4.3 Tenant shall not obstruct or interfere with the rights of any other Tenants of the building or their customers and invitees nor injure or annoy them.
                        4.4 Tenant shall not use or permit the use of the Premises or any part thereof as living or sleeping quarters.
                        4.5 Tenant shall not cause, maintain or permit any nuisance in, on or about Premises nor commit any waste therein or thereon.
                        4.6 Tenant shall not store, handle, generate, transport, treat, use or dispose of any Hazardous Substances or substances containing components designated as Hazardous Substances on or in the Premises, excepting Tenant may use, handle and store on the Premises, in the ordinary course of business, those Hazardous Substances identified in Exhibit "C" attached hereto. With respect to Hazardous Substances, Tenant covenants and agrees:
                        (a) To use, store and dispose of all Hazardous Substances in accordance with Environmental Law;
                        (b) To establish and maintain spill prevention, containment and disposal programs to insure proper disposal and containment of Hazardous Substances, and prevent spills, discharges and/or releases of Hazardous Substances on or in the Premises;
                        (c) To immediately notify Landlord of any spill, discharge and/or release of Hazardous Substances, whether or not said spill, discharge and/or release is reportable under Environmental Law; and

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                        (d) To be fully and solely responsible for all cleanup
        and remedial costs associated with Hazardous Substance spills, discharges and/or releases in or on the Premises occurring during Tenant's use or occupancy of the Premises, and caused or occasioned by Tenant.
                        As used in this paragraph: (i) "Hazardous Substances", whether as product, waste or release to other media, are those substances defined or regulated by Environmental Law; (ii) "Environmental Law" means all federal laws and the laws of the City of Post Falls, Kootenai County and the State of Idaho, now or hereafter existing, that relate to health, safety or environmental protection; and
        (iii) "Premises" shall include not only the property leased but all of Lot 6, Block 1, Phase 2, Riverbend Commerce Park, City of Post Falls, Idaho, plus all lots contiguous to said Lot 6, and any storm, sewer or drywell drains contained on said lots.
                        4.7 Tenant shall furnish, install and maintain in the Premises such trade fixtures, furniture and other property reasonably appropriate to the conduct of Tenant's business.
                        4.8 Tenant agrees that at its own cost and expense, it will comply with and conform to all laws and ordinances and any and all lawful requirements and orders of any properly constituted governmental board or authority, in any way relating to the use or occupancy of the Premises throughout the entire term of this Lease.
                        4.9 Landlord has not and does not make any representation or warranty as to whether the Premises are zoned or otherwise comply with applicable governmental regulations so as to permit the use of the same for Tenant's particular purposes. Tenant acknowledges that it is Tenant's responsibility to verify that the Premises can be used for Tenant's purposes.
                        Article 5. Taxes.
                        Landlord shall pay, before the same become delinquent, all taxes and special assessments levied against the land and building upon which the Premises are situated. Tenant agrees to reimburse Landlord, as additional rent, eighteen percent (18%) of all such tax and special assessment payments made by Landlord within ten (10) days of Landlord's notice to Tenant. Tenant shall pay, before the same become delinquent, all taxes assessed against Tenant's furniture, fixtures, equipment and other property in the Premises and all taxes based upon Tenant's occupancy of the Premises or the business conducted by Tenant.
                        Article 6. Utilities and Other Services.
                        6.1 Landlord, at its expense, will furnish all water, sewer, electricity, garbage services and janitorial and maintenance service for the common areas of the building and the grounds and parking areas adjacent thereto.
                        6.2 Tenant, at its own cost and expense, shall furnish and pay for all water, heat, air conditioning, electricity, garbage disposal, any required industrial pretreatment of wastewater, sewer, telephone, cleaning and janitorial service, and any other utility or service charges related to its occupancy of the Premises. Tenant shall pay all charges for said services as they become due and hold Landlord harmless thereon.
                        6.3 Landlord does not warrant that any of the utilities and services to be provided by or paid for by Landlord will be free from interruption, but Landlord will take reasonable steps to restore the interrupted utilities and services. Nor does Landlord warrant that the utilities currently on the Premises are adequate for Tenant's intended use, and

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       Tenant warrants that it has inspected the Premises and accepts it as is. The interruption of utilities or services shall not be deemed an eviction or excuse performance of any of Tenant's obligations under this Lease or render Landlord liable for damages.
                        Article 7. Maintenance by Landlord.
                        Landlord shall maintain in good condition the structural and exterior components of the building. Landlord shall maintain in good condition all plumbing and the electrical system of the building. Landlord shall not be obligated to repair or replace fixtures or equipment installed by Tenant or make any repair or replacement occasioned by any act or omission of Tenant, its employees, agents, invitees or licensees.
                        Article 8. Alterations. Repairs and Maintenance by
        Tenant.
                        8.1 Tenant shall make no changes, improvements or alterations to the Premises or any part thereof without first obtaining Landlord's written consent. All such changes, improvements, alterations and repairs, if any, made by Tenant shall be at Tenant's sole cost. At Landlord's option, any or all such improvements, alterations and repairs upon expiration or termination of this Lease shall: (i) remain on the Premises and become property of Landlord; or (ii) shall be promptly removed by Tenant and all damage caused by such removal be repaired with all due diligence at Tenant's cost. Landlord may impose as a condition of its consent to such changes, improvements, alterations and repairs that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen reasonably acceptable to Landlord, and that Tenant reimburse Landlord for any architectural/engineering costs incurred by Landlord in reviewing Tenant's proposed changes, improvements or alterations.
                        8.2 Tenant shall, at its expense, keep and maintain the Premises in good order, condition and repair and shall do such reasonable periodic painting of the Premises as may be required and approved by Landlord. Tenant shall keep its sewers and drains open and clear and windows clean and in good condition. Tenant shall reimburse Landlord on demand for the cost of damage to the Premises or the building caused by Tenant or its employee's agents. If Tenant shall fail to comply with the foregoing requirements, Landlord may (but shall not be obligated to) effect such maintenance and repairs and the cost thereof may be deducted from the security deposit. In the event said security deposit is not sufficient to repay Landlord, Tenant shall forthwith make any deficiency payment to Landlord with interest thereon at the rate of twelve percent (12%) per annum.
                        Article 9. Common Areas.
                        During the term of this Lease, Landlord agrees to operate and maintain all common areas within the building in a reasonable and clean manner. The term "common area" as used in this Lease shall include any public restrooms, hallways, sidewalks, parking areas and yards and landscaping on the property described in Exhibit "A." Subject to paragraph 4.3 above, Tenant shall have a non-exclusive easement to use said common areas for the benefit of Tenant and Tenant's employees, invitees and agents for the term of this Lease.
                        Article 10. Insurance.
                        10.1 Tenant shall at all times during the term hereof, at its expense, carry and maintain insurance policies in the amount and in the form hereinafter provided: (a) Public liability and property damage; bodily injury liability insurance with limits of not less than $1,000,000.00 per person and $1,000,000.00 per occurrence insuring against any

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        and all liability of the insured with respect to the
        Premises or arising from the maintenance, use or occupancy thereof and property damage liability insurance with limits of not less than $500,000.00 per occurrence. All such insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and loss of or damage to property contained in Article 13.1 hereof. Said insurance shall name Landlord as an additional insured and shall provide that Landlord, although named as an insured, shall nevertheless be entitled to recovery thereunder for any loss suffered by its agents, servants and employees by reason of Tenant's negligence. Said insurance shall be primary insurance as respects Landlord and not participating with any other available insurance. (b) Plate glass: Plate glass insurance sufficient to cover all plate glass located in or on Tenant's Premises. (c) Tenant improvements: Insurance covering all of Tenant's leasehold improvements, trade fixtures, merchandise and other personal property located from time to time on the Premises an amount not less than eighty percent (80%) of their full replacement cost providing protection against any peril included within the classification "fire and extended coverage," together with insurance against sprinkler damage, vandalism and malicious mischief. Proceeds of such insurance shall, so long as this Lease remains in effect, be used to repair or replace the property damaged or destroyed. (d) Policy form: All insurance to be carried by Tenant hereunder shall be in companies with loss payable clauses and deductibles reasonably satisfactory to Landlord. Copies of such policies or certificates evidencing such insurance shall be delivered to Landlord within ten (10) days of possession of the Premises by Tenant and within thirty (30) days prior to the expiration date of each policy. No such policy shall be cancelable, except after twenty (20) days' advance written notice to Landlord.
                        10.2 If Tenant fails to procure and maintain any insurance policy required herein, Landlord may (but shall not be obligated to) procure the same on Tenant's behalf, and the cost of same shall be due with the next installment of rent, together with interest at the rate of twelve percent (12%) per annum.
                        10.3 Landlord shall, at Landlord's expense, maintain on the building a policy of standard fire insurance with extended coverage in the amount of its replacement value. All proceeds of any such insurance shall be payable to Landlord.
                        10.4 Any insurance carried by either party with respect to the Premises and the property contained in or on the Premises or occurrences related to the use of the Premises, at the expense of the party who has the obligation to procure such coverage, shall include a clause or statement denying to the insurer rights of subrogation against the other party the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party notwithstanding any provisions of this Lease to the contrary waives any right of recovery against the other for injury or loss due to hazards covered by insurance to the extent that the injured party is compensated for the injury or loss by such insurance.
                        Article 11. Damage or Destruction.
                        11.1 In the event the leased Premises or the building in which they form a part shall be totally or partially destroyed by fire or any other casualty or by an act of God, then Landlord shall have, at its option, either the right to rebuild said Premises, or on thirty (30) days' written notice to Tenant, Landlord may terminate this Lease without liability for damages to Tenant in any sum whatsoever. In the event the leased Premises are destroyed, resulting in Tenant being deprived of its occupancy of the leased Premises, no rental shall be

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        required of Tenant unless the leased Premises or a portion thereof are being used by Tenant for the conduct of Tenant's business, in which event Tenant shall pay rental in such proportion as the part used bears to the whole of said Premises.
                        11.2 Landlord shall not, under any circumstances, be required or obligated to repair, restore or replace any of Tenant's leasehold improvements, trade fixtures or any other property whatsoever installed in the Premises by Tenant.
                        Article 12. Eminent Domain.
                        12.1 If all or substantially all of the Premises or the building in which they form a part shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease effective as of the date possession is taken by said authority, and Landlord shall be entitled to any and all income, rent, award and any interest thereon whatsoever which may be paid or made in connection with such public or quasi-public use or purpose. Tenant hereby assigns Landlord its entire interest in any and all such awards and shall have no claim against Landlord for the value of any unexpired term of the Lease.
                        12.2 If only a portion of the Premises or the building of which they form a part is taken, then this Lease shall continue in full force and effect and the proceeds of the award shall be used by Landlord to restore the remainder of the improvements on the Premises so far as practicable to a complete unit of like quality and condition to that which existed immediately prior to the taking, and the base rent shall be reduced in proportion to the floor area of the Premises taken. Landlord's restoration work shall not exceed the scope of work done by Landlord in originally constructing Premises and the cost of such work shall not exceed the amount of the award received by Landlord.
                        12.3 Nothing hereinbefore contained shall be deemed to deny Tenant its right to claim from the condemning authority, compensation or damages for its trade fixtures and personal property.
                        Article 13. Indemnity.
                        13.1 Tenant shall defend, indemnify and hold harmless Landlord against and from any and all claims, actions, damages, liability and expenses, including attorneys' fees arising from or out of Tenant's use of the Premises or from the conduct of its business or from any activity, work or other things done, permitted or suffered by Tenant in or about the Premises. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.
                        13.2 Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers or by any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises or from the breakage, leakage, condensation, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether said damage or injury results from conditions arising upon the demised Premises or from other sources. Landlord shall not be liable for any damage arising from any act or neglect of any other Tenant of the building.
                        Article 14. Signs.
                        Tenant shall have the right to install, maintain and replace signs on the exterior of the leased Premises in accordance with the Riverbend Commerce Park Covenants,

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        Conditions and Restrictions filed
        with Kootenai County, Idaho provided, to assure architectural integrity to the building facade, the materials and design of the proposed sign shall be subject to Landlord's prior written approval.
                        Article 15. Assignment and Subletting.
                        Tenant shall not voluntarily or involuntarily assign, transfer, hypothecate or otherwise encumber this lease or Tenant's interest therein and shall not sublet or permit the use by others of the Premises or any part thereof without first obtaining in each instance Landlord's written consent. If such consent is once given by Landlord, such consent shall not operate as a waiver of the necessity for obtaining Landlord's consent to any subsequent assignment, transfer, hypothecation or sublease. Any such assignment or transfer without Landlord's consent shall be void and shall, at Landlord's option, constitute a material breach of this Lease.
                        Article 16. Right of Landlord to Perform.
                        All covenants to be performed by Tenant hereunder shall be performed by Tenant at its sole cost and expense without any abatement of any rent to be paid hereunder. If Tenant shall fail to pay any sum, other than rent, required to be paid by it or shall fail to perform any other act on its part to be performed, and such failure shall continue beyond the applicable grace period set forth in Article 18, Landlord may (but shall not be obligated to) and without waiving or releasing Tenant from any of its obligations, make any such payment or perform any such other act on Tenant's part to be made or performed as herein provided. All sums so paid by Landlord and all necessary incidental costs together with an administrative fee of ten percent (10%) and interest at the rate of twelve percent (12%) per annum from the date of such payment by Landlord shall be payable by Tenant forthwith on Landlord's demand therefor. In the event of nonpayment thereof by Tenant, Landlord shall have in addition to all other rights and remedies the same rights and remedies as in the case of default by Tenant in payment of rent.
                        Article 17. Landlord Default and Remedies.
                        17.1 Tenant, prior to exercising any right or remedy it may have against Landlord on account of default by Landlord of any covenant to be performed by Landlord, shall give Landlord a thirty
        (30)-day written notice of such default specifying the nature of such default. Notwithstanding anything to the contrary elsewhere in this Lease, Tenant agrees that if default specified in said notice is of such nature that it can be cured by Landlord but cannot with reasonable diligence be cured within said thirty (30)-day period then such default shall be deemed cured if Landlord shall have commenced the curing thereof within said thirty (30)-day period and shall continue thereafter with all due diligence to continue to complete the curing of such default.
                        17.2 If Landlord shall fail to cure a default of any covenant of this Lease to be performed by it and as a consequence of such uncured default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied solely out of the proceeds of sale received upon execution of such judgment against the right, title and interest of Landlord in the building and its underlying realty and out of the rents or other income of such property received by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in said property but neither Landlord nor any partner nor joint venture of Landlord shall be personally liable for any deficiency.

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                        Article 18. Tenant Default and Remedies.
                        18.1 In addition to the breaches/defaults specified elsewhere in this Lease, the occurrence of any of the following shall constitute a material breach and default of this Lease by Tenant:
                        (a) Any failure by Tenant to pay when due any of the rent required be paid by Tenant hereunder where such failure continues for ten (10) days after the same is due.
                        (b) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord provided that if the nature of such default is such that the same cannot with due diligence be cured within said period Tenant shall not be deemed to be in default if it shall within said period commence such curing and thereafter diligently proceed to complete such cure.
                        (c)         The abandonment or vacation of the Premises.
                        (d) Tenant or any guarantor of Tenant's obligations hereunder shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; or Tenant or any such guarantor shall commence any case, proceeding or other action seeking to have an order for relief on its behalf as debtor or to adjudicate it as bankrupt of insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or Tenant or any such guarantor shall take any corporate action to authorize any of the action set forth above in this paragraph.
                        (e) If in any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it as bankrupt or insolvent or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy insolvency, reorganization or relief of debtors or seeking appointment of receiver trustee custodian or other similar appointment of a receiver trustee custodian or other similar official for it or for all or any substantial part of its property and such ease, proceeding or other action (i) results in the entry of any order for relief against it which is not fully satisfied within seven (7) business days after entry thereof or (ii) shall remain undismissed for a period of forty-five (45) days, Landlord may at its election and without further notice or demand, if permitted by law enter upon the Premises, and at its discretion cancel this Lease and thereafter recover any past due rental and damages arising from its loss of rental calculated in the amount equal to the present value of the rental obligation herein stated less the present value of the fair rental value of the Premises which it can obtain for the remainder of the stated Premises.
                        18.2 In the event of any default as aforesaid by Tenant, then in addition to any and all other remedies available at law or in equity, Landlord shall have the right to immediately terminate this Lease and all rights Tenant hereunder by giving written notice to Tenant of its election to do so. If Landlord shall elect to terminate this Lease then it may recover from Tenant:
                        (a) The worth at the date of judgment of the unpaid rent payable hereunder which had been earned at the date of such termination; plus

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                        (b) The worth at the date of judgment of the amount by
        which the unpaid rent would have been earned after termination and until the time of the award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus
                        (c) The worth at the date of judgment of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss which Tenant proves could be reasonably avoided;
                        (d) Plus any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations hereunder or which, in the ordinary course of affairs would likely result therefrom, and
                        (e) At Landlord's election such other amounts in addition to or in lieu of the foregoing as may be permitted by applicable Idaho law from time to time.
                        18.3 As used in paragraphs (a) and (b) above, the "worth at the date of judgment" is computed by allowing interest at the rate of twelve percent (12%) per annum. As used in paragraph (c) above, the "worth at the date of judgment" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).
                        18.4 In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the demised Premises and remove all property and persons therefrom, and any such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant.
                        18.5 If Landlord shall elect to re-enter as above provided or shall take possession of said Premises pursuant to legal proceedings or pursuant to any notice provided by law, and if Landlord has not elected to terminate this Lease, Landlord may either recover all rental as it becomes due or relet the demised Premises or any part or parts thereof for such term or terms and upon such provisions as Landlord, in its sole judgment may deem advisable and shall have the right to make repairs to and alterations of the demised Premises.
                        18.6 If Landlord shall elect to relet the demised Premises, then rentals received by Landlord therefrom shall be applied as follows:
                        (a) To the payment of any indebtedness other than rent due hereunder from Tenant; (b) To the payment of all costs and expenses incurred by Landlord in connection with such re-entry and reletting;
                        (c) To the payment of the cost of any alterations of and repairs to the Premises;
                        (d) To the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. In no event shall Tenant be entitled to any excess rental received by Landlord over and above that which Tenant is obligated to pay hereunder. Should that portion of such rentals be received from such reletting during any month which is applied to the payment of rent hereunder be less than the rent payable hereunder during that month by Tenant, then Tenant shall pay such

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        deficiency to Landlord forthwith upon demand and said deficiency shall be calculated and paid monthly. Tenant shall pay Landlord upon demand, all costs and expenses incurred by Landlord in connection with such re-entry and reletting and in making any such alterations and repairs which are not covered by the rentals received from such reletting.
                        18.7 No re-entry or taking possession of the Premises by Landlord under this Article shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof be adjudged by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of Tenant's default, Landlord may at anytime after such reletting elect to termination this Lease because of such default.
                        18.8 Nothing contained in this Article shall constitute a waiver of Landlord's right to recover damages by reason of Landlord's effort to mitigate the damage caused by Tenant's default; nor shall anything in this Article adversely affect Landlord's right to indemnification against liability for injury or damage to persons or property occurring prior to termination of this Lease as provided in this Lease.
                        18.9 If Landlord shall retain an attorney for the purpose of collecting any rental due from Tenant, Tenant shall pay the fees of such attorney for his services regardless of the fact that no legal proceeding or action may have been filed or commenced.
                        18.10 Any unpaid rent and any other sums due and payable hereunder by Tenant shall bear interest at the rate of twelve percent (12%) per annum from the due date until payment thereof.
                        18.11 The terms "rent" and "rental" as used herein shall be deemed to be the base rent, all additional rents, rental adjustments and any and all other sums however designated required to be paid by Tenant hereunder.
                        18.12 Tenant acknowledges that late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Premises. Therefore, if any installment of rent due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of twelve percent (12%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver for Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.
                        18.13 The foregoing rights and remedies given Landlord are, and shall be deemed to be, cumulative and the exercise of them shall not be deemed to be an election excluding the exercise by Landlord of any time of a different or inconsistent remedy, and shall be deemed to be given to said Landlord in addition to any other and further rights granted to said Landlord by the terms hereof or by law, and the failure of Landlord at any time to exercise any right or remedy herein granted or established by law shall not be deemed to operate as a waiver of its right to exercise such right or remedy at any other future time.

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                        Article 19. Priority of Lease and Estoppel Certificate.
                        19.1 At Landlord's election, this Lease shall be either superior to or subordinate to any and all trusts, deeds, mortgages or other security instruments, ground leases or leaseback financing arrangements now existing or which may hereafter be executed covering the Premises and/or land underlying the same or any part or parts of either thereof and for the full amount of any advances made or to be made thereunder, together with interest thereon, and subject to all the provisions thereof and to any renewals, extensions, modifications and/or consolidations thereof, all without the necessity of having further instruments executed by Tenant to effectuate the same. Tenant agrees to execute, acknowledge and deliver upon request by Landlord any and all documents or instruments which are or may be deemed necessary and proper by Landlord to more fully and certainly assure the superiority or the subordination of this Lease to any such trust deeds, mortgages or other security instruments, ground leases or leasebacks.
                        19.2 Tenant shall, at any time, execute, acknowledge and deliver to Landlord within ten (10) days after Landlord's request therefore written statement certifying as follows: (a) That this Lease is unmodified and in full force (or if there has been a modification thereof, that the same is in full force as modified and stating the nature thereof); (b)That to the best of its knowledge, there are no uncured default on the part of Landlord (or if any such default exists, the specific nature and extent thereof); and (c) The date to which any rents and other charges have been paid in advance, if any. If Tenant shall fail to execute and deliver any such statement to Landlord within ten (10) days after Landlord's written request therefor, Landlord may, as Tenant's attorney in fact, coupled with an interest, execute said statement for and on behalf of Tenant and in Tenant's name.
                        Article 20. Liens.
                        20.1 Tenant shall not suffer or permit any lien to be filed against the building or any part thereof or Tenant's leasehold interest therein by reason of work, labor, services or materials performed or supplied to Tenant or anyone holding the Premises or any part thereof under Tenant. If any such lien is filed against the building or Tenant's leasehold interest in it shall cause the same to be discharged and recorded within thirty (30) days after the filing of the same. Tenant shall indemnify and save Landlord harmless against liability, loss, damage, costs, attorneys' fees and any other expense on account of the claims of lien, of laborers or materialmen for work performed or materials or supplies or equipment furnished for Tenant or persons claiming under it.
                        20.2 If Tenant shall desire to contest any claim of lien, it shall furnish Landlord adequate security in the amount of the claim plus estimated costs and interest by a bond of a responsible corporate surety in that amount conditioned on discharge of the lien.
                        20.3 If Tenant shall not have paid a charge for which a lien claim or suit to foreclose the same has been filed and shall not have given security therefor, Landlord may (but shall not be obligated to) pay said claim and any costs, and the amount so paid by Landlord, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and payable and owing from Tenant to Landlord as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of Landlord's payment thereof.
                        Article 21. Access to Premises.
                        Tenant shall permit Landlord or its agents to enter the leased Premises at all reasonable times and hours for the purpose of:
        (a) Inspecting the Premises; (b) Making repairs Tenant may neglect and refuse to make in accordance with the provisions of this Lease; (c) To

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        gain access to common areas for the purpose of cleaning and repair; and
        (d) To show the Premises to prospective lessees within six (6) months prior to the expiration of the term of this Lease. Tenant shall, within six months prior to the expiration of the term, permit usual notices and signs "For Rent" and "For Sale" to be placed on the leased Premises and remain thereon without hindrance and molestation.
                        Tenant shall not alter or change the locks to the premises without first obtaining Landlord's written consent.
                        Article 22. Quiet Enjoyment.
                        Landlord agrees that Tenant, upon payment of rent, additional rent and all other sums and charges required to be paid by Tenant hereunder and the due and punctual performance of all of Tenant's other covenants and obligations under this Lease, shall have quiet and undisturbed possession of the Premises.
                        Article 23. ADA Requirements.
                        Throughout the term or any extended term of this Lease, Tenant shall be responsible for compliance with Title III of the Americans With Disabilities Act, 42 U.S.C. ss. 1200, et seq. (as amended), as it applies to Tenant's use and occupancy of the Premises, excluding any common areas. In the event compliance shall require alterations to the Premises, they shall be accomplished pursuant to
        Article 8 herein.
                        Article 24. Holding Over.
                        If, without the execution of a new lease or written extension of this Lease, and with the consent of Landlord, Tenant shall hold over after the expiration of the term of this Lease, Tenant shall be deemed to be occupying the Premises as a Tenant from month-to-month, which tenancy may be terminated as provided by law. During said tenancy, the rent payable to Landlord shall be one hundred twenty percent (120%) of the rent paid at the expiration of the term of this Lease and all other terms, covenants and conditions set forth in this Lease so far as the same are applicable shall govern the hold-over tenancy. If Tenant shall fail to surrender the Premises upon termination of this Lease, in addition to other liabilities to Landlord arising therefrom, Tenant shall and does hereby agree to indemnify and hold Landlord harmless from any loss or liability resulting from such failure, including, but not limited to, claims made by any succeeding Tenant upon such failure.
                        Article 25. Notices.
                        Whenever in this Lease it shall be required or permitted that notice, approval, advice, consent or demand be given or served by either party upon the other, the same shall be given or served in writing by certified mail, return receipt requested, addressed to the addresses of the parties as specified herein. Notice shall be deemed given as evidenced by the date on the return receipt which shall include the date first delivery is attempted.
                        Article 26. Costs and Attorneys' Fees.
                        26.1 Should any action be brought under this Lease or should any action be brought to recover any rent due hereunder, any other sum payable by Tenant, or for breach of any provision of this Lease, the substantially prevailing party shall be awarded attorneys' fees against the losing party. Landlord and Tenant hereby agree that jurisdiction and venue for any suit shall properly lie in Kootenai County, Idaho.
                        26.2 In the event Landlord is required to employ an attorney or seek legal advice for any reason because of the Tenant's default on its obligations hereunder, whether or not any suit or action is brought or filed, or because of the filing of a voluntary or

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        involuntary bankruptcy petition under any bankruptcy chapter by or against Tenant, all such legal fees and costs so incurred shall be deemed an additional expense under this Lease, and shall be payable in full the month following billing by Landlord's attorneys. Such legal fees shall include, without limitation, such general advice as may be given to Landlord concerning its remedies hereunder and, in the case of a bankruptcy shall include, without limitation, the following: review of any and all notices, schedules, or petitions concerning the case; attendance at creditors meetings; negotiations with debtor or debtor's counsel; preparation and filing of any and all notices, motions, objections, or any other pleadings in connection with the cause on behalf of Landlord, including, without limitation, motions to assume or reject this Lease, to seek stay relief, to recover administrative expenses; or review any Disclosure Statements and Plans of Reorganization; and participation in any hearing regarding any matters of any nature in which the Landlord believes its rights may be affected.
                        Article 27. Miscellaneous.
                        27.1 If any term, provision or part of this Agreement shall be deemed invalid, void or voidable by a court of competent jurisdiction, said term, provision or part shall be severed from this Agreement and the remaining terms, provisions or parts shall remain in full force and effect.
                        27.2 The laws of the State of Idaho shall govern the validity, performance and enforcement of this Lease. Although the provisions of this Lease were prepared and drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the words hereof.
                        27.3 Landlord's failure to perform any of its obligations under this Lease shall be excused if due to causes beyond the control and without the fault or negligence of Landlord, including, but not restricted to, acts of God, acts of a public enemy, acts of any government, fires, floods, epidemics and strikes.
                        27.4 No failure of Landlord to insist upon the strict performance of any provision of this Lease shall be construed as depriving Landlord of the right to insist upon the strict performance of such provision or any other provision in the future. No waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. No acceptance of rent or of any other payment by Landlord from Tenant after any default by Tenant shall constitute a waiver of any such default or any other default. Consent by Landlord in any one instance shall not dispense with the necessity of consent by Landlord in any other instance.
                        27.5 Upon Landlord's written request, Tenant shall promptly furnish to Landlord from time to time financial statements reflecting Tenant's current financial condition.
                        27.6 Time is of the essence of this Lease.
                        27.7 Each Tenant and all general partners of any partnership which is a Tenant shall be jointly and severally liable under this Lease.
                        27.8 Except as otherwise provided in this Lease, each and all of the provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns subject at all times to provisions and restrictions elsewhere in this Lease respecting assignment, transfer, encumbering or subletting.

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                        27.9 At  Landlord's  request,  a memorandum  of lease
        shall be recorded, but Tenant shall not record this Lease, nor any memorandum thereof, without Landlord's prior written consent. Tenant agrees to execute such memorandum at Landlord's request.
                        27.10 Tenant shall comply with the covenants, conditions and restrictions of Riverbend Commerce Park on file with Kootenai County, Idaho.
                        27.11 The entire agreement between the parties hereto as set forth in this Lease, and any agreement hereafter made shall be ineffective to change, modify, alter or discharge it, in whole or in part, unless such agreement is in writing and signed by both parties. There are no oral agreements between the parties affecting this Lease, and this Lease supersedes and cancels all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties, and none of the same shall be available to interpret or construe this Lease. All negotiations and oral agreements acceptable to both parties have been merged into and are included in this Lease.
                        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

           LANDLORD:                                 TENANT:
           JACKLIN LAND COMPANY             LIFESTREAM DIAGNOSTICS, INC.
           LIMITED PARTNERSHIP


           By /s/ Jacklin                            By /s/ Robert F. Boyle
           ----------------------                    ----------------------
           Title: General Partner                    Title: Sec/Treasurer


           Notice Address:                           Notice Address:

           Kaniksu Building, Suite 1                 515 Pine St., Suite 200
           510 West Clearwater Loop                  Sandpoint, ID.  83864
           Post Falls, Idaho 83854